Exhibit 10.5.9 -1- EIGHTH AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (454.31 Acres +/- in Village 2 of Tule Springs) THIS EIGHTH AMENDMENT TO PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (this “Amendment”) is made and entered into as of December 12, 2024 (the “Amendment Effective Date”), by and among PACIFIC OAK SOR TULE SPRINGS OWNER TRS, LLC, a Delaware limited liability company (“Parcel 2.09A Seller”), and PACIFIC OAK SOR TULE SPRINGS VILLAGE 2 PARCELS OWNER, LLC, a Delaware limited liability company (“Remainder Seller”, and together with Parcel 2.09A Seller, individually or collectively as context requires, “Seller”), and KB HOME LAS VEGAS INC., a Nevada corporation (“KB Home” or “Buyer”), with respect to the transactions contemplated by this Amendment. RECITALS A. Seller, KB Home, and Tri Pointe Homes Nevada, Inc., a Nevada corporation (“Tri Pointe”) entered into that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of March 10, 2024 (the “Original Purchase Agreement”), as amended by that certain First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated as of June 17, 2024 (the “First Amendment”), as further amended by that certain Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated as of June 21, 2024 (the “Second Amendment”), as further amended by that certain Third Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated as of August 16, 2024 (“Third Amendment”), as further amended by that certain Fourth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated as of September 17, 2024 (the “Fourth Amendment”), as further amended by that certain Fifth Amendment to Purchase and Sale Agreement and Joint Escrow Instructions dated as of September 30, 2024 (the “Fifth Amendment”), as further amended by that certain Sixth Amendment dated as of October 14, 2024 (the “Sixth Amendment”), and as further amended by that certain Seventh Amendment dated as of October 18, 2024 (the “Seventh Amendment”, and together with the Original Purchase Agreement, First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, and Sixth Amendment, collectively, the “Purchase Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Purchase Agreement. B. Seller and Buyer desire to further modify the terms of the Purchase Agreement as more particularly set forth in this Amendment. AGREEMENTS NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intended to be legally bound, Seller and Buyer hereby agree as follows: 1. Recitals. The Recitals set forth above are hereby incorporated herein by reference as if the same were fully set forth herein. -2- 2. Transfer of Title and Escrow Services. The parties desire to transfer title and escrow services from the California office of First American Title Insurance Company to the Nevada office of First American Title Insurance Company. Notwithstanding anything to the contrary in the Purchase Agreement, including Section 14.4 thereof, Buyer and Seller agree that the contact information and notice address of the Escrow Holder and the Title Company shall be hereby amended to First American Title Insurance Company, 8311 W. Sunset, Suite 100, Las Vegas, NV 89113, Attention: Julie Skinner, Telephone: (702) 855-0867, Email: jskinner@firstam.com; Anastasia Dion, Telephone: (702) 266-8980 and (702) 855-0878, Email: adion@firstam.com. 3. Miscellaneous. Except as specifically amended hereby, the Purchase Agreement shall remain and continue in full force and effect. In the event of any conflict between the terms of the Purchase Agreement and the terms of this Amendment, the terms of this Amendment shall control. This Amendment may be executed in as many counterparts as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument. To facilitate execution of this Amendment, the parties may execute and exchange by telephone facsimile or by electronic mail in a “PDF” format counterparts of the signature pages. This Amendment may be signed by either Party by electronic signature using Authentisign, DocuSign or similar technology provided that the Party using such technology must submit an original, handwritten signature to the other Party promptly upon request. (Remainder of page intentionally left blank; signature pages follow.) -3- IN WITNESS WHEREOF, the undersigned parties have executed this Amendment to be effective as of the Amendment Effective Date. SELLER: PACIFIC OAK SOR TULE SPRINGS OWNER TRS, LLC, PACIFIC OAK SOR TULE SPRINGS VILLAGE 2 PARCELS OWNER, LLC, each, a Delaware limited liability company By: /s/Brian Ragsdale_______________ Name: Brian Ragsdale Title: President (Signatures continue on following page.) -4- BUYER: KB HOME LAS VEGAS INC., a Nevada corporation By: /s/Jim McDade____________ Name: Jim McDade Title: Division President (End of signatures.)